EXHIBIT 10.27


                             STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT (the "Agreement"), dated February 22, 2000, by and between LOGIMETRICS, INC., a Delaware corporation (the "Company"), and KENNETH C. THOMPSON (the "Optionee").

                              W I T N E S S E T H:

          WHEREAS,  the Company has agreed to grant to the Optionee an option to
purchase   common  stock  of  the  Company  in  recognition  of  the  Optionee's performance of past services;

          NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

          1. Grant of Option. The Company hereby grants to the Optionee the option (the "Option") to purchase Five Hundred Thousand (500,000) shares (the "Option Shares") of the common stock, par value $.01 per share (the "Common Stock"), of the Company at an exercise price of $0.60 per share (the "Exercise Price").

          2. Terms Governing Exercise of Option. The Option becomes exercisable on the Release Date (as such term is defined in the Agreement, dated February 22, 2000, by and between the Company and the Optionee (the "Separation Agreement")) and, subject to the provisions of Section 3, shall expire and cease to be exercisable as follows: as to one-half of the Option Shares, on the second anniversary of the Effective Date (as such term is defined in the Separation Agreement), and as to the remainder of such Option Shares, on the third anniversary of the Effective Date. The Option may be exercised from time to time as to all or part of the Option Shares. In order to exercise the Option, the Optionee must provide written notice to the Company of his election (the "Exercise Notice") , setting forth the number of whole Option Shares with respect to which the Option is being exercised, and accompanied by payment of the full Exercise Price for the number of Option Shares being purchased or in lieu of such cash payment by surrendering Option Shares to the Company (a "cashless exercise"), to the extent permitted by applicable law. Upon receipt by the Company of a written notice from the Optionee electing to pay for all or a portion of the Option Shares by cashless exercise, the Company shall issue to the Optionee a number of Option Shares (not to exceed the maximum number of Option Shares set forth in Section 1) equal to the quotient obtained by dividing
(A) the product obtained when (i) the number of Option Shares being exercised is multiplied by (ii) the difference between the Fair Market Value (as defined below) of one Option Share on the date of exercise and the Exercise Price of one Option Share on the date of exercise, by (B) the Fair Market Value for one Option Share on the date of exercise. For purposes of this Agreement, the date of exercise with respect to the Fair Market Value or the Exercise Price of an Option Share shall mean the date the Company receives a completed Exercise Notice from the Optionee. For purposes of this Agreement, "Fair Market Value" of an Option Share on a particular day shall mean the last reported sales price on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or in case no such reported sales price is quoted on such day, the last reported sales price for which such quotation is available),

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or, if it is not  listed or  admitted  to  trading  on any  national  securities exchange, the average of the last high closing bid price and the low closing asked price as reported on an inter-dealer quotation system. In the absence of any available public quotations for the Common Stock, the Company's board of directors, in its sole discretion. shall determine in good faith the fair market value of an Option Share.

          3. Termination of Option. In the event that the Company terminates the Separation Agreement as the result of a material breach of the terms thereof by the Optionee, the Option shall immediately terminate and be of no further force and effect.

          4. Non-Assignability. No rights granted to the Optionee hereunder are assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily) other than pursuant to the laws of descent and distribution. During the life of the Optionee, all rights granted to the Optionee hereunder may be exercised only by the Optionee.

          5. Effect on Optionee's Status. Nothing contained herein shall confer upon the Optionee the right to continue in the service of the Company, its subsidiaries or their respective affiliates, or affect any right that the Company, its subsidiaries or their respective affiliates may have to terminate the Optionee's services.

          6. Conditions of Purchase. The Option is granted on the condition that the purchase of the Option Shares upon the exercise of the Option shall be for investment purposes and not with a view to resale or distribution. The foregoing condition shall be inoperative if the Option Shares are registered for sale under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws or if in the opinion of counsel for the Company, the Option Shares may be resold without such registration. At the time of exercise of the Option or any part thereof, the Optionee shall execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee's familiarity with restrictions on resale of the Option Shares under then applicable securities laws. Upon the Optionee's request, the Company shall furnish copies of such publicly available financial and other information concerning the Company and its business and prospects as may be reasonably requested by the Optionee in connection with the exercise of this Option.

          7. Withholding. The Optionee agrees that the exercise of the Option in whole or in part will not be effective, and no Option Shares will become transferable to the Optionee, until the Optionee makes appropriate arrangements with the Company for such income and other payroll tax withholding as may be required of the Company under federal, state, or local law on account of such exercise.

          8. Capital Structure Adjustments. The number of Option Shares and the Exercise Price covered by the unexercised portion of the Option shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Any such adjustment shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option and shall be made by the Company's board of directors whose determination in that respect shall be final,

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binding and  conclusive.  In making any  adjustment  pursuant to this Section 8, fractional shares shall be disregarded. Except as expressly provided herein, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall effect, and no adjustment by reason thereof shall be made, with respect to the number or price of shares of Common Stock covered by the Option.

          9. Dissolution; Merger; Sale of Assets. In the event of the proposed dissolution or liquidation of the Company, the Company shall notify the Optionee at least fifteen days prior to such proposed action. To the extent that it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by a successor corporation or a parent or a subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the option or to substitute an equivalent option, the Company's board of directors shall notify the Optionee that the Option shall be fully exercisable for a period of at least fifteen (15) days from the date of such notice and the Option will terminate upon the later of the expiration of such period or the consummation of the merger.

          10. No Rights as a Stockholder. The Optionee shall not have any rights as a stockholder or any claim to dividends with respect to any Option Shares until the proper exercise of the Option as required hereby, the payment of the purchase price for the applicable number of Option Shares and the issuance by the Company of a stock certificate for the Option Shares so purchased.

          11. Optionee Acknowledgments. The Optionee agrees and acknowledges that (i) no member of the board of directors of the Company or any other person or entity shall be liable for any action or determination made in good faith with respect to the Option, (ii) the Option granted hereby is not intended to qualify as an incentive stock option under section 422A of the Internal Revenue Code of 1986, as amended, and (iii) the Company makes no representation as to the tax treatment to the Optionee upon receipt or exercise of the option or sale or other disposition of the shares covered by the Option.

          12. Notices. Any notice given to the Company hereunder shall be in writing and shall be addressed to the Secretary of the Company at its principal executive office, or at such other address as the Company may hereafter designate to the Optionee by notice as provided herein. Any notice given to the Optionee hereunder shall be in writing and shall be addressed to the Optionee at the address set forth in the employee records of the Company, or at such other address as the Optionee may hereafter designate to the Company by notice as provided herein. Notices shall be deemed to have been duly given when personally delivered or three (3) days after being mailed by registered or certified mail to the party entitled to receive the same.

          13. Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all other prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties. Other than the Separation

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Agreement,  there are no other agreements between the parties in connection with the subject matter hereof. In the event that the terms of this Agreement are inconsistent with the terms of the Separation Agreement regarding the subject matter hereof, then the terms of this Agreement shall govern.

          14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law principals thereof.

          15. Assignment; Successors and Assigns; No Third Party Rights. This Agreement may not be assigned by the Optionee and any attempt at assignment by the Optionee shall be null and void. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assigns and legal representatives. This Agreement shall be for the sole benefit of the parties hereto and their respective successors, permitted assigns and legal representatives and is not intended, nor shall it be construed, to give any person other than the parties hereto and their respective successors, permitted assigns and legal representatives any legal or equitable right, remedy or claim.

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          16.  Amendment and  Modification;  Waiver.  This Agreement may only be amended or modified in a writing signed by the party against whom enforcement of such amendment or modification is sought. Any of the terms or conditions of this Agreement may be waived at any time by the party entitled to the benefit thereof, but only by a writing signed by the party waiving such terms or conditions.

          17. No Strict Construction. Each of the parties hereto acknowledge that this Agreement has been prepared jointly by the parties hereto and their respective counsel, and this Agreement shall not be strictly construed against either party.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                       LOGIMETRICS, INC.



                                        By:/s/Norman M. Phipps
                                           _____________________________________
                                           Norman M. Phipps, President and Chief
                                             Operating Officer



                                            /s/Kenneth C. Thompson
                                            __________________________________
                                            Kenneth C. Thompson